Exhibit 99.1

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (WILLIAM J. POST)

     I, William J. Post, the Chairman of the Board and Chief Executive Officer of Pinnacle West Capital Corporation ("Pinnacle West"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of Pinnacle West for the quarterly period ended September 30, 2002 (the "September 2002 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the September 2002 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West.


                                        William J. Post
                                        ----------------------------------------
                                        William J. Post
                                        Chairman of the Board and Chief
                                        Executive Officer

                                        Date: November 14, 2002